UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 31, 2025
HERITAGE DISTILLING HOLDING COMPANY INC.
(Exact name of registrant as specified in charter)

Delaware	001-42411	83-4558219
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9668 Bujacich Road Gig Harbor, Washington	98332
(Address of Principal Executive Offices)	(zip code)

(253) 509-0008
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CASK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously reported, on January 23, 2025, Heritage Distilling Holding Company, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with C/M Capital Master Fund, LP (the “Investor”), pursuant to which the Company, subject to the restrictions and satisfaction of the conditions in the Purchase Agreement, has the right, but not the obligation, to sell to the Investor and the Investor is obligated to purchase up to $15.0 million of newly-issued shares (the “Purchase Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”). A summary of the Purchase Agreement and the terms and conditions thereof is included in the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on January 24, 2025.
Between February 19, 2025 and July 30, 2025, the Company sold to the Investor an aggregate of 11,962,810 shares of Common Stock pursuant to the Purchase Agreement for aggregate gross proceeds of approximately $4,816,234, including an aggregate of 10,525,357 shares of Common Stock that were sold between July 15, 2025 and July 30, 2025 for gross proceeds of approximately $4,087,161 at prices ranging from $0.32 to $0.45 per share. After giving effect to such sales, as of July 30, 2025, the Company had 23,623,852 shares of Common Stock issued and outstanding.
In the Purchase Agreement, the Investor represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)). The securities referred to in this Current Report on Form 8-K were issued and sold by the Company to the Investor in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder. The Company has registered the resale by the Investor of 5 million shares of Common Stock issued or issuable pursuant to the Purchase Agreement on a registration statement on Form S-1 (Registration No. 333-284509) and the resale by the Investor of an additional 10 million shares of Common Stock issuable pursuant to the Purchase Agreement on a registration statement on Form S-1 (Registration No. 333-288051).
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is incorporated herein by reference:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE DISTILLING HOLDING COMPANY INC.

Date: August 1, 2025	By:	/s/ Justin Stiefel
Justin Stiefel
Chief Executive Officer
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